Delaware FundsSM by Macquarie

Supplement to the current Prospectus and Statement of Additional Information for each Delaware Fund
 (each, a "Fund" and together, the "Funds")

Automatic Conversion of Class C Shares

Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund.  Conversions of Class C shares into Class A shares will generally occur, on the 18th day or next business day of each month (each, a "Conversion Date"). If the tenth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the tenth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of that Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary's conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

The first conversions of Class C shares into Class A shares as described above will take place on June 18, 2018.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 22, 2018.